EXHIBIT 10.1
                          FIRST SUPPLEMENTAL INDENTURE

               FIRST SUPPLEMENTAL INDENTURE (this "Supplemental Indenture"), dated as of July 28, 2000 among: Dollar General Corporation (the "Company"), a corporation duly organized and existing under the laws of the State of Tennessee; Dolgencorp, Inc., a Kentucky corporation; Dolgencorp of Texas, Inc., a Kentucky corporation; DG Logistics, LLC, a Tennessee limited liability company; Dade Lease Management, Inc., a Delaware corporation; Dollar General Partners, a Kentucky general partnership; Dollar General Financial, Inc., a Tennessee corporation; Nations Title Company, Inc., a Tennessee corporation; and Dollar General Intellectual Property, L.P., a Vermont limited partnership (collectively, the "Existing Guarantors"); The Greater Cumberland Insurance Company, a Vermont corporation (the "Additional Guarantor" and, together with the Existing Guarantors, the "Guarantors"); and First Union National Bank, a national banking association, as trustee (the "Trustee").

W I T N E S S E T H

               WHEREAS, the Company and the Existing Guarantors have heretofore executed and delivered to the Trustee an indenture (the "Indenture"), dated as of June 21, 2000, providing for the issuance of an aggregate principal amount of $200,000,000 of 8 5/8% Notes due June 15, 2010 (the "Notes");

               WHEREAS, Section 4.06 and Article X of the Indenture provide that under certain circumstances the Company may or must cause certain of its Subsidiaries to execute and deliver to the Trustee a supplement to the Indenture pursuant to which such Subsidiaries shall unconditionally guarantee all of the Company's Obligations under the Notes pursuant to a Guarantee on the terms and conditions set forth herein; and

               WHEREAS, pursuant to Section 9.01 of the Indenture, the Trustee is authorized to execute and deliver this Supplemental Indenture.

               NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Company, the Additional Guarantor and the Trustee mutually covenant and agree for the equal and ratable benefit of the Holders of the Notes as follows:

                                       1

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               1. Capitalized Terms. Capitalized terms used herein without definition shall have the meanings assigned to them in the Indenture.

               2. Agreement to Guarantee. The Additional Guarantor hereby agrees, jointly and severally with all other Guarantors, to unconditionally guarantee the Company's Obligations under the Notes and the Indenture on the terms and subject to the conditions set forth in Article X of the Indenture and to be bound by all other applicable provisions of the Indenture and the Notes. The Additional Guarantor hereby agrees that its Guarantee shall remain in full force and effect notwithstanding any failure to endorse on each Note a notation of such Guarantee. This Guarantee is subject to release as and to the extent provided in Section 10.04 of the Indenture. This Guarantee shall remain in full force and effect irrespective of the release of the Guarantee of any Guarantor other than the Additional Guarantor as provided in Section 10.04 of the Indenture.

               3. No Recourse Against Others. No past, present or future director, officer, employee, incorporator, partner, member, shareholder or agent of any Guarantor, as such, shall have any liability for any obligations of the Company or any Guarantor under the Notes, any Guarantee, the Indenture or this Supplemental Indenture or for any claim based on, in respect of, or by reason of, such obligations. Each Holder by accepting a Note waives and releases all such liability. Such waiver and release form a part of the consideration for issuance of the Notes and the Guarantees.

               4. Governing Law. This Supplemental Indenture shall be governed by, and construed in accordance with, the laws of the State of New York.

               5. Counterparts. The parties may sign any number of copies of this Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

               6. Effect of Headings. The Section headings herein are for convenience only and shall not affect the construction hereof.

               7. The Trustee. The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Supplemental Indenture or for or in respect of the correctness of the recitals of fact contained herein, all of which recitals are made solely by the Additional Guarantor.

                                       2

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               IN WITNESS WHEREOF, the parties hereto have caused this
Supplemental Indenture to be duly executed and attested, all as of the date first above written.

                                   THE GREATER CUMBERLAND
                                   INSURANCE COMPANY


                                   By:    /s/ Robert C. Layne
                                          -------------------------------------
                                   Name:  Robert C. Layne
                                   Title: Secretary



                                   DOLLAR GENERAL CORPORATION


                                   By:    /s/ Wade Smith
                                          -------------------------------------
                                   Name:  Wade Smith
                                   Title: Treasurer


                                   DOLGENCORP, INC.


                                   By:    /s/ Wade Smith
                                          -------------------------------------
                                   Name:  Wade Smith
                                   Title: Treasurer


                                   DOLGENCORP OF TEXAS, INC.


                                   By:    /s/ Wade Smith
                                          -------------------------------------
                                   Name:  Wade Smith
                                   Title: Treasurer


                                   DG LOGISTICS, LLC
                                   By:  Dolgencorp, Inc., its Managing
                                        Member


                                   By:    /s/ Wade Smith
                                          -------------------------------------
                                   Name:  Wade Smith
                                   Title: Treasurer


                                   DADE LEASE MANAGEMENT, INC.


                                   By:    /s/ Wade Smith
                                          -------------------------------------
                                   Name:  Wade Smith
                                   Title: Treasurer


                                   DOLLAR GENERAL PARTNERS
                                   By:  Dolgencorp, Inc., a general partner


                                   By:    /s/ Wade Smith
                                          -------------------------------------
                                   Name:  Wade Smith
                                   Title: Treasurer


                                   By: Dade Lease Management, Inc., a
                                       general partner


                                   By:    /s/ Wade Smith
                                          -------------------------------------
                                   Name:  Wade Smith
                                   Title: Treasurer

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                                   By: Dollar General Financial, Inc., a
                                       general partner


                                   By:    /s/ Wade Smith
                                          -------------------------------------
                                   Name:  Wade Smith
                                   Title: Treasurer


                                   DOLLAR GENERAL FINANCIAL, INC.


                                   By:    /s/ Wade Smith
                                          -------------------------------------
                                   Name:  Wade Smith
                                   Title: Treasurer


                                   NATIONS TITLE COMPANY, INC.


                                   By:    /s/ Robert C. Layne
                                          -------------------------------------
                                   Name:  Robert C. Layne
                                   Title: Secretary


                                   DOLLAR GENERAL INTELLECTUAL
                                   PROPERTY, L.P.
                                   By:  Dade Lease Management, Inc., its
                                   General Partner


                                   By:    /s/ Wade Smith
                                          -------------------------------------
                                   Name:  Wade Smith
                                   Title: Treasurer


                                   FIRST UNION NATIONAL BANK,
                                      as Trustee


                                   By:    /s/ Susan K. Baker
                                          -------------------------------------
                                   Name:  Susan K. Baker
                                   Title: Vice President